Defined Asset Funds®

Fundamental Research
2000 Series
B

Real Estate Income Fund

Quality REITs with High Current Income...

Merrill Lynch

In times of market volatility, a well-balanced portfolio may offer greater stability as well as peace of mind. One way to add balance in an unsteady environment is to choose investments that pay relatively high current income as a hedge against riskier equity holdings. With this in mind, Defined Asset Funds® constructed a portfolio of attractive real estate industry stocks...

Real Estate Income Fund

The REIT Advantage

REITs own, develop, acquire and manage income-producing properties.

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Generally, a REIT specializes in either a specific type of property or geographic area.

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REITs can provide a convenient and cost-effective way to add balance to your portfolio.

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REITs have shown attractive returns through various economic and market cycles.

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Over the long term, REITs tend to be a hedge against inflation.

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REITs have historically demonstrated a low correlation to price movements of major indices.

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REITs provide attractive dividends and potential for dividend growth.

Attractive Dividends

Over the last few years, the Real Estate Investment Trust (REIT) industry has grown significantly, and has been a stabilizing force in the U.S. real estate market. REITs are a good source of income — each year they must distribute at least 95% of their income to shareholders. Historically, they have often provided investors with attractive total returns through various economic and market cycles, because they have a low correlation with price movements of the general securities markets. We believe REIT stocks are attractively priced at current levels.

The Selection Process

Working with Portfolio Consultant Cohen & Steers, we select each REIT stock based on research criteria, including risk-adjusted potential returns, performance under varying economic conditions, financial strength and flexibility, cash flow quality and growth potential. We also consider liquidity, yield and diversification by category and geographic location. What's more, in the past four years, many of the stocks in the Fund have increased their dividends.

The Portfolio

Real Estate Income Fund stocks are selected for their current dividend yields as well as their potential for capital appreciation and increasing dividends. The Fund is diversified among different publicly traded REITs representing nine sectors: Office, Apartment, Industrial, Office/Industrial, Regional Mall, Health Care, Shopping Center, Hotel and Manufactured Home.

The Fund will hold its stocks for about one year. At that time, you can choose to either redeem your investment, or roll your proceeds into the next Fund, if available, at a reduced sales charge.

Past Performance of Prior Real Estate Income Funds Past Performance is no guarantee of future results.
Series	Period	Maximum Sales Charge	Average Annual Total Return	S&P 500 Composite Index*	Wilshire Real Estate Securities Index*
RET001	6/15/94 - 8/14/98	5.35%	8.54%	24.89%	10.82%
RET002	6/25/96 - 8/18/00	5.35	13.07	23.22	10.55
RET003	10/30/98 - 9/30/00	4.50	4.66	16.41	10.67
RET004	5/12/99 - 9/30/00	4.50	4.84	5.03	6.64

The chart above shows average annual total returns, which represent price changes plus reinvestment of income and principal distributions, divided by the initial public offering price, and reflect actual Fund expenses and maximum sales charges and durations, which differ from the current Fund. Index performance reflects no sales charges or expenses.

The S&P 500 Index is a capitalization-weighted index of 500 stocks selected for market size, liquidity and industry group representation (industrials, utilities, financials and transportation stocks). The Wilshire Real Estate Securities Index, a capitalization-weighted index of 112 companies as of July 31, 2000, is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs).

* The S&P 500 Composite Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard &
   Poor's or Wilshire Associates.

A D E F I N E D P O R T F O L I O

Company	Symbol	% of Portfolio	Company	Symbol	% of Portfolio
Office		23%
Arden Realty, Inc.	ARI		Spieker Properties, Inc.	SPK
This REIT owns, acquires, manages, renovates, operates and leases commercial office properties in Southern California.			This REIT owns and operates suburban commercial property in California and the Pacific Northwest. Its principal objective is to acquire, develop and manage office and industrial properties in selected western U.S. markets.
			Regional Mall		11%
Boston Properties, Inc.	BXP		General Growth Properties, Inc.	GGP
Boston Properties has a significant presence in the Massachusetts, Washington, D.C., California, Maryland, New Jersey and Virginia markets.			Owning, operating, leasing, acquiring and expanding enclosed regional shopping mall centers throughout the U.S., General Growth Properties has unconsolidated equity interests in other regional mall companies.
Crescent Real Estate Equities Company	CEI		The Macerich Company	MAC
This company owns a diversified portfolio of real estate properties including office complexes, retail centers, hotel properties and single family residential developments mainly in Texas and Colorado.			The Macerich Company acquires, owns, redevelops, manages and leases regional and community shopping centers throughout the U.S.
Equity Office Properties Trust	EOP		Simon Property Group, Inc.	SPG
With a portfolio of buildings nationwide, Equity Office owns and manages office properties for local, regional and national customers.			This company is engaged in the operation, management, leasing, acquisition, expansion and development of regional malls and community shopping centers.
Mack-Cali Realty Corporation	CLI		Taubman Centers, Inc.	TCO
This self-managed company provides management, leasing, development, construction and other tenant related services primarily in the Northeast.			Through its operating partnership, Taubman Realty Group LP, this REIT holds interests in, owns, develops, acquires and operates regional shopping centers.
			Health Care		9%
Vornado Realty Trust	VNO		Health Care Property Investors, Inc.	HCP
A fully-integrated real estate company, Vornado Realty owns, leases, develops and manages retail and industrial properties primarily in the mid-atlantic and northeast regions of the U.S.			Investing in health-care related real estate, this company's properties include long-term care facilities, hospitals, assisted living and congregate-care facilities, medical office buildings and physician group practice clinics.
Apartment		21%
Apartment Investment & Management Company	AIV		Healthcare Realty Trust, Inc.	HR
A self-administered and self-managed REIT, this company owns a geographically diversified portfolio of multifamily apartment properties.			This company purchases and leases investment properties and finances long-term care facilities, hospital management companies, ambulatory and outpatient-care companies.
Archstone Communities Trust	ASN		Nationwide Health Properties, Inc.	NHP
Archstone Communities is a self-administered REIT that develops, redevelops, acquires, operates and owns apartment communities across the U.S.			Nationwide Health Properties has investments in long-term, health-care facilities, assisted-living facilities and rehabilitation hospitals.
			Shopping Center		7%
Avalonbay Communities, Inc.#	AVB		Kimco Realty Corporation	KIM
This company focuses on the ownership and operation of apartment communities in California and the mid-atlantic, northeast, midwest and pacific northwest regions of the U.S.			This REIT owns and operates neighborhood and community shopping centers, which are generally anchored by supermarkets, department stores or drugstores. It also provides management services.
Charles E. Smith Residential Realty, Inc.	SRW		Pan Pacific Retail Properties, Inc.	PNP
This fully integrated real estate company provides development, acquisition, finance, operating and asset management services. Its property portfolio is primarily located in the Washington, D.C. metropolitan area.			This self-managed and self-administered REIT owns and manages community and neighborhood shopping centers located in four key western U.S. markets.
Equity Residential Properties Trust	EQR		Weingarten Realty Investors	WRI
Equity Residential Properties owns and operates multifamily properties throughout the U.S.			This REIT has income producing properties primarily in the Southwest including shopping centers, office/service centers, apartment projects and office buildings.
Industrial		12%	Hotel		4%
AMB Property Corporation	AMB		Host Marriott Corporation	HMT
This company acquires and operates industrial properties and community shopping centers throughout the U.S. and provides real estate management services to institutional investors.			Operating under the Marriott, Ritz Carlton, Four Seasons, Hyatt and Swissotel brand names, this real estate company owns or holds controlling interests in upscale and luxury full-service hotel lodging properties.
First Industrial Realty Trust, Inc.	FR		MeriStar Hospitality Corporation	MHX
First Industrial Realty Trust owns, manages, acquires and develops bulk warehouses and light industrial properties.			MeriStar owns and manages hotel and resort properties in Canada and the U.S. and manages hotels in the Caribbean.
			Manufactured Home		2%
ProLogis Trust	PLD		Chateau Communities, Inc.	CPJ
This REIT acquires, develops, markets and leases industrial distribution facilities and develops master-planned distribution parks and corporate distribution facilities for its customers.			This company owns and manages both manufactured residential homesites and park model/recreational vehicle sites.
Office/Industrial		11%
Duke-Weeks Realty Corporation	DRE		OUR PORTFOLIO CONSULTANTS
Duke-Weeks Realty owns interests in a portfolio of industrial, office and retail properties located in midwestern cities. It also provides leasing, property and asset management, acquisition, development and construction services.	COHEN & STEERS

Founded in 1986, Cohen & Steers Capital Management, Inc. is considered to be a leader in the REIT industry. Cohen & Steers has extensive investment experience, substantial research capabilities and strong trading relationships in the real estate industry. With $4.8 billion in assets under management, its clients include large pension plans, endowment funds and investment companies.

Kilroy Realty Corporation	KRC
This REIT owns, acquires, develops and operates properties located in California, Washington, Nevada and Arizona.
Prentiss Properties Trust	PP
This self-administered and self-managed REIT owns, manages, acquires, leases, develops and builds industrial properties throughout the U.S.
Reckson Associates Realty Corporation	RA
Reckson Associates owns, develops, acquires, leases and manages office and industrial properties in the New York tri-state area.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P Market Cap Plus Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

  The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.
  There can be no assurance that this Fund will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.
  This Fund is concentrated in the REIT industry. Real estate stocks are subject to various risks including changes in management, declining property values, increasing costs, vacancy rates (reflecting both general economic conditions and competition) and lack of liquidity of their investments. Shopping centers and, to a lesser extent, regional malls could be adversely affected by increasing Internet sales. Tenants of healthcare REITs have been adversely affected by legislation reducing Medicare reimbursement levels.
  This Fund Could not be considered a complete investment plan.

Tax Efficiency

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, certain individuals may be eligible for favorable federal tax rates on any net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	1.50%	$15.00

Maximum Sales Charge	2.50%	$25.00

Creation and Development Fee (as a % of net assets)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets)	0.372%	$3.68

Estimated Organization Costs		$1.32

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Fund securities. If you roll over to a successor Fund, if available, the initial sales charge on that Fund will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of Your Investment) Will Be:

Less than $50,000	2.25%
$50,000 to $99,999	2.25
$100,000 to $249,999	1.75
$250,000 to $999,999	1.50
$1,000,000 or more	0.75

Start Building Your Portfolio Today!
You can get started with $250. Call your financial professional to learn how the Real Estate Income Fund may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks. You may also download a prospectus from our Web site address listed above. Please read it carefully before you invest or send money.

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© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.